Exhibit 10.10

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT — EXCLUSIVE

COVER PAGE

For PHS internal use only:

License Number: L-110-2012/0

License Application Number: A-241-2009

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

U.S. Patent No. [***] (HHS Ref. No. [***])

U.S. Patent Application No. [***] (HHS Ref. No. [***])

PCT Application No. [***] (HHS Ref. No. [***])

Licensee: ERYTECH Pharma

Public Benefit(s): Development of a diagnostic test designed to identify patients more likely to benefit from treatment with certain cancer therapeutics, and, as a result, potentially increase effectiveness of the cancer treatment. Being able to more closely identify patients who will benefit from a treatment may also reduce overall healthcare costs by screening out those patients who will not benefit from the treatment.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options). The Parties to this Agreement are:

1)	The National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), as indicated on the Signature Page, hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”); and

2)	The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as “Licensee”.

PHS PATENT LICENSE AGREEMENT – EXCLUSIVE

PHS and Licensee agree as follows:

1.	BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, PHS investigators made inventions that may have commercial applicability.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

1.2	By assignment of rights from PHS employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS.

1.3	The Secretary of HHS has delegated to PHS the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4	PHS desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.	DEFINITIONS

2.1	“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with Licensee. For this purpose, the term “control” shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity.

2.2	“Benchmarks” mean the performance milestones that are set forth in Appendix D, as amended from time to time in accordance with Paragraph 9.2.

2.3	“Combination Product” means any product that consists of Licensed Products or Licensed Processes and another diagnostic test or companion therapeutic product or any combination of Licensed Products sold together with another diagnostic test or companion therapeutic product for a single invoiced price.

2.4	“Commercial Development Plan” means the written commercialization plan attached as Appendix E, as amended from time to time in accordance with Paragraph 9.2.

2.5	“First Commercial Sale” means the initial transfer by or on behalf of Licensee or its sublicensees of Licensed Products or the initial practice of a Licensed Process by or on behalf of Licensee or its sublicensees in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales, but shall not include a transfer of Licensed Product or practice of Licensed Process in connection with a clinical trial or for compassionate or named patient use or as part of a sampling or test marketing program.

2.6	“Government” means the Government of the United States of America.

2.7	“Licensed Fields of Use” means the fields of use identified in Appendix B, as amended from time to time in accordance with Paragraph 14.4.

2.8	“Licensed Patent Rights” shall mean:

(a)	Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.8(a):

(i)	continuations-in-part of 2.8(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.8(a); and

(v)	any reissues, reexaminations, and extensions of these patents;

(c)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.8(a): all counterpart foreign and U.S. patent applications and patents to 2.8(a) and 2.8(b), including those listed in Appendix A; and

(d)	Licensed Patent Rights shall not include 2.8(b) or 2.8 (c) to the extent that they only contain claims directed to new matter which is not the subject matter disclosed in 2.8(a).

2.9	“Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more issued or pending claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.10	“Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more issued or pending claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.11	“Licensed Territory” means the geographical area identified in Appendix B.

2.12	“Net Sales” means the total gross receipts for sales of Licensed Products or practice of Licensed Processes sold in the Licensed Territory, manufactured in the Licensed Territory and sold outside the Licensed Territory, and/or manufactured outside of the Licensed Territory and sold in the Licensed Territory by or on behalf of Licensee or its sublicensees, and from leasing, renting, or otherwise making Licensed Products available in the Licensed Territory to others without sale or other dispositions, whether invoiced or not, less 1) [***]; 2) [***]; 3) [***]; 4) [***]; and, 5) [***]. No deductions shall be made for [***], or [***]. The term “Net Sales” shall not include any amount for the disposition of Licensed Product or practice of Licensed Process in connection with [***].

The [***] among [***] or [***] or [***] for [***] shall not be included in Net Sales. The [***] of Licensed Products or [***] and [***] by or on behalf of [***], and from [***], shall not be included in Net Sales. If Licensee, or any of its sublicensees, or any third party that purchased Licensed Products from Licensee or any of its sublicensees, [***], this does not [***] and shall be [***]. Licensee and/or any of its sublicensees agree to [***].

In the event a Licensed Product is sold or transferred or Licensed Process is performed [***], then the Net Sales for any such [***] shall be determined by [***]. In the event that [***], Net Sales for purposes of determining payments under this Agreement shall be calculated by [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

2.13	“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

2.14	“Research License” means a nontransferable, nonexclusive license under the Licensed Patent Rights to make and to use Licensed Products or Licensed Processes as defined by the Licensed Patent Rights for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

2.15	“Subject Invention” means any Invention of either PHS or Licensee, conceived or first actually reduced to practice in the performance of a Cooperative Research and Development Agreement (“CRADA”) Research Plan.

3.	GRANT OF RIGHTS

3.1	PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Licensed Patent Rights in the Licensed Territory, with the right to grant sublicenses, as set forth in Article 4, to research, develop, make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.2	This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

3.3	[***].

4.	SUBLICENSING

4.1	Upon written approval, which shall include prior review of any sublicense agreement by PHS and which shall not be unreasonably withheld, Licensee may enter into sublicensing agreements under the Licensed Patent Rights subject to the terms set forth in this Article 4. PHS shall review the sublicense [***] from the date of receipt by PHS. Otherwise, the approval of PHS shall be considered reached.

4.2	Licensee agrees that any sublicenses granted by it shall provide that the obligations to PHS of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, and 13.8-13.10 of this Agreement, as such provisions relate to sublicensees, shall be binding upon the sublicensee as if it were a party to this Agreement. Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements.

4.3	Any sublicenses granted by Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and PHS, at the option of the sublicensee, upon termination of this Agreement under Article 13. This conversion is subject to PHS approval, not to be unreasonably withheld, and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4	Licensee agrees to forward to PHS a complete copy of each fully executed sublicense agreement postmarked within thirty (30) days of the execution of the agreement. To the extent permitted by law, PHS agrees to maintain each sublicense agreement in confidence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

5.	STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1	(a) PHS reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license under the Licensed Patent Rights for the practice of all inventions claimed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory. Prior to the First Commercial Sale, Licensee agrees to provide PHS with reasonable quantities of Licensed Products or materials made through the Licensed Processes for PHS research use, provided that such quantities can be made available from manufacturing runs conducted by Licensee for its own purposes and such supply will not interfere with Licensee’s requirements and do not involve significant unreimbursed cost to Licensee; and

(b) In the event that the Licensed Patent Rights are Subject Inventions made under a Cooperative Research and Development Agreement (“CRADA”), Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license under the Licensed Patent Rights to practice Licensed Patent Rights or have Licensed Patent Rights practiced throughout the world by or on behalf of the Government. In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the First Commercial Sale, Licensee agrees to provide PHS reasonable quantities of Licensed Products or materials made through the Licensed Processes for PHS research use, provided that such quantities can be made available from manufacturing runs conducted by Licensee for its own purposes and such supply will not interfere with Licensee’s requirements and do not involve significant unreimbursed cost to Licensee.

5.2	[***].

5.3	Licensee acknowledges that PHS may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with PHS when acquiring these rights is necessary in order to make a CRADA project feasible. Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4	(a) In addition to the reserved license of Paragraph 5.1, PHS reserves the right to grant Research Licenses directly or to require Licensee to grant Research Licenses on reasonable terms. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, PHS shall consult with Licensee before granting to commercial entities a Research License or before granting a Research License to an academic institution for research funded by a commercial entity or before providing to them, in either case, research samples of materials made through the Licensed Processes; and

(b) In exceptional circumstances, and in the event that Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C. §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

applicant a nonexclusive, partially exclusive, or exclusive sublicense under the Licensed Patent Rights to use the Licensed Patent Rights in a Licensed Field of Use on terms that are reasonable under the circumstances, or if Licensee fails to grant this license, the Government retains the right to grant the license itself. The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)	the action is necessary to meet health or safety needs that are not reasonably satisfied by Licensee;

(ii)	the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or

(iii)	the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and

(c)	The determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(b).

6.	ROYALTIES AND REIMBURSEMENT

6.1	Licensee agrees to pay PHS [***] as set forth in Appendix C.

6.2	Licensee agrees to pay PHS [***] as set forth in Appendix C.

6.3	Licensee agrees to pay PHS [***] as set forth in Appendix C.

6.4	Licensee agrees to pay PHS [***] as set forth in Appendix C.

6.5	Licensee agrees to pay PHS [***] as set forth in Appendix C.

6.6	PHS acknowledges that Licensee is willing to sell the Licensed Products (as defined in Paragraph 2.10) throughout the world and that this Agreement shall apply to the manufacture, sale, or importation of Licensed Products only in or into the Licensed Territory, as the Licensed Patent Rights are effective only for the Licensed Territory (as defined in Paragraph 2.12 and Appendix B). Therefore, for the avoidance of doubt, PHS shall only be entitled to royalties or other considerations from (a) the sale of Licensed Products in the United States by the Licensee or any of its sublicensees, (b) the sale outside the United States of Licensed Products manufactured in the United States by the Licensee or any of its sublicensees, and/or (c) the importation for any purpose or resale in the United States of Licensed Products originally manufactured and sold outside of the United States, which does not constitute patent exhaustion for the purposes of this Agreement.

6.7	A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that:

(a)	the application has been abandoned and not continued;

(b)	the patent expires or irrevocably lapses,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

(c)	the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency; or

(d)	the application has been pending for more than [***] from the earliest claimed priority date. However, should the application issue the patent will fall within the Licensed Patent Rights for the purpose of computing earned royalty payments.

6.8	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights. For the sake of clarity and not in limitation of the foregoing, in the event performance of a Licensed Process involves use of a Licensed Product, only one royalty shall be paid.

6.9	On sales of Licensed Products by Licensee [***] made [***], the value of [***] shall be [***], based on [***].

6.10	With regard to [***], and [***],

(a)	Licensee shall [***].

(b)	PHS shall [***].

6.11	With regard to [***], and [***], PHS, [***], may [***], provided that [***]:

(i)	to pay PHS [***];

(ii)	to pay [***]. However, in this event, [***]; or

(iii)	in limited circumstances, Licensee may [***]. In that event, Licensee shall [***].

6.12	PHS agrees, upon written request, to [***] with [***]. Licensee agrees that [***] shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction other than to Licensee’s attorneys and accountants.

6.13	Licensee may elect to [***] upon [***] and [***].

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1	Except as otherwise provided in this Article 7, PHS agrees to take responsibility for, but to consult with, the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall furnish copies of relevant patent-related documents to Licensee. PHS shall provide Licensee with at least fourteen (14) days to comment on any document that PHS intends to file or to cause to be filed with the relevant intellectual property or patent office, unless fourteen (14) days is not available prior to the statutory deadline for any document that PHS intends to file or caused to be filed with the relevant intellectual property or patent office, in which case PHS shall provide Licensee with as much opportunity as reasonably possible prior to the statutory deadline for Licensee to comment. PHS shall consider in good faith Licensee’s comments.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

7.2	Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and provide each other with at least fourteen (14) days to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of Licensed Patent Rights, unless fourteen (14) days is not available prior to the statutory deadline of a potentially affected document, in which case the Parties will provide each other with as much opportunity as reasonably possible to comment and offer suggestions prior to the statutory deadline. Each party’s comments and suggestions shall be considered by the other party in good faith.

8.	RECORD KEEPING

8.1	Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due PHS. These records shall be retained for at least [***] years following a given reporting period and shall be available during normal business hours for inspection, at the expense of PHS, by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and royalty payments hereunder. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of [***] for any twelve (12) month period, then Licensee shall reimburse PHS for the cost of the inspection at the time Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within [***] of the date PHS provides Licensee notice of the payment due. If an inspection shows an over reporting or over payment or an accurate reporting or payment, PHS shall promptly credit to Licensee any overpayment identified as part of an audit towards the earned royalties on Net Sales due to PHS from the Licensee in future year(s), as the case may be and shall pay for the entire cost of the inspection.

8.2	Licensee agrees to have an audit of sales and royalties conducted by an independent auditor at least every [***] years if royalties payable to PHS on annual sales of the Licensed Products or Licensed Processes are over [***] dollars. The audit shall address, at a minimum, the amount of gross sales by or on behalf of Licensee during the audit period, terms of the license as to percentage or fixed royalty to be remitted to the Government, the amount of royalties owed to the Government under this Agreement, and whether the royalties owed have been paid to the Government and is reflected in the records of the Licensee. The audit shall also indicate the PHS license number, product, and the time period being audited. A report certified by the auditor shall be submitted promptly by the auditor directly to PHS on completion. Licensee shall pay for the entire cost of the audit.

8.3	To the extent permitted by applicable law, PHS agrees to maintain any information and reports obtained under this Article 8 in confidence in accordance with the confidentiality requirements specified in Paragraph 9.9.

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1	Prior to signing this Agreement, Licensee has provided PHS with the Commercial Development Plan in Appendix E, under which Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

within [***] after December 31 of each calendar year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, establishment of manufacturing sites for Licensed Product(s), and status of sublicensing, marketing, importing, and sales during the preceding calendar year, as well as, plans for the present calendar year. PHS also encourages these reports to include information on any of Licensee’s public service activities that relate to the Licensed Patent Rights. If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, Licensee shall explain the reasons for these differences. In the annual report, Licensee may propose amendments to the Commercial Development Plan, acceptance of which by PHS may not be denied unreasonably. Licensee agrees to provide any additional information reasonably required by PHS to evaluate Licensee’s performance under this Agreement. Licensee may amend the Benchmarks at any time upon written approval by PHS. PHS shall not unreasonably withhold approval of any request of Licensee to extend the time periods of the Benchmarks if the request is supported by a reasonable showing by Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application as defined in 37 CFR §404.3(d). Licensee shall amend the Commercial Development Plan and Benchmarks at the request of PHS to address any Licensed Fields of Use not specifically addressed in the plan originally submitted.

9.2	If PHS receives [***] for which [***] shall notify Licensee, in writing, of the existence of [***]. Upon receipt of such written notice, Licensee shall either: (a) [***]; or (b) provided that, [***] and/or has not [***]; or (c) provided that, [***]; or both (b) and (c). If Licensee [***] (a) [***] (b) [***] (c) [***]; or both (b) and (c), PHS shall [***].

9.3	Licensee shall report to PHS the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within [***] of such occurrences.

9.4	Licensee shall submit to PHS, within [***] after each calendar half-year ending June 30 and December 31 commencing after the earlier of the date of First Commercial Sale or the date of any other sale or disposition on which a royalty is due under this Agreement, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold in the Licensed Territory or the amount of the Licensed Products sold outside the Licensed Territory and manufactured in the Licensed Territory or Licensed Processes practiced by or on behalf of Licensee within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, Licensee shall submit payment of earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of Licensee and shall include a detailed listing of all deductions made under Paragraph 2.11 to determine Net Sales made under Article 6 to determine royalties due. The royalty report shall also identify the site of manufacture for Licensed Product(s) sold in the United States.

9.5	Licensee agrees to forward semi-annually to PHS a copy of these reports received by Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to PHS by Licensee for activities under the sublicense.

9.6	Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. For conversion of Net Sales in foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the last day of the applicable reporting period. Any value-added taxes or other out-of-pocket expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by Licensee. The royalty report required by Paragraph 9.5 shall be mailed to PHS at its address for Agreement Notices indicated on the Signature Page.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

9.7	Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and, to the extent permissible by applicable law, shall pay the tax and be responsible for all filings with appropriate agencies of foreign governments.

9.8	Additional royalties may be assessed by PHS on any payment that is more than [***] overdue at the rate of [***] percent ([***]%) of the overdue amount per month. This [***] percent ([***]%) per month rate may be applied retroactively from the original due date until the date of receipt by PHS of the overdue payment and additional royalties. The payment of any additional royalties shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9	All plans and reports required by this Article 9 shall, to the extent permitted by law, be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the PHS under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 CFR §5.65(d).

10.	PERFORMANCE

10.1	Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include adherence to the Commercial Development Plan and diligence in its performance of the Benchmarks. The efforts of a sublicensee shall be considered the efforts of Licensee.

10.2	Upon the First Commercial Sale, until the expiration or termination of this Agreement, Licensee shall use its reasonable commercial efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

10.3	Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes available to patient assistance programs in the United States in the indication for which approval has been received if, at the time of First Commercial Sale, both parties agree in good faith that a need for a patient assistance program exists.

10.4	Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the regulatory-approved uses of the Licensed Products.

10.5	Licensee agrees, after its First Commercial Sale, to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with an inert sample of the Licensed Products or Licensed Processes or their packaging for educational and display purposes only.

11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.1	PHS and Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

11.2	Pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code, Licensee may:

(a)	bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)	settle any claim or suit for infringement of the Licensed Patent Rights provided, however, that PHS and appropriate Government authorities shall have the first right to take such actions; and

(d)	If Licensee desires to initiate a suit for patent infringement, Licensee shall notify PHS in writing. If PHS does not notify Licensee of its intent to pursue legal action within ninety (90) days, Licensee shall be free to initiate suit. PHS shall have a continuing right to intervene in the suit. Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement. Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3	In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code or other statutes, Licensee may:

(a)	defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)	settle any claim or suit for declaratory judgment involving the Licensed Patent Rights provided, however, that PHS and appropriate Government authorities shall have the first right to take these actions and shall have a continuing right to intervene in the suit; and

(d)

If PHS does not notify Licensee of its intent to respond to the legal action within a reasonable time, Licensee shall be free to do so. Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit by motion or any other action of Licensee, Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If Licensee elects not to defend against the declaratory judgment action, PHS, at its option, may do so at its own expense. In all cases, Licensee agrees to keep PHS reasonably

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4	In any action under Paragraphs 11.2 or 11.3, the expenses including costs, fees, attorney fees, and disbursements, shall be paid by Licensee. The value of any recovery made by Licensee after deduction of its expenses, in consideration of any sales not made, through court judgment or settlement shall be treated as Net Sales and subject to earned royalties.

11.5	PHS shall cooperate fully with Licensee in connection with any action under Paragraphs 11.2 or 11.3. PHS agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by Licensee.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1	PHS offers no warranties other than those specified in Article 1.

12.2	PHS does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3	PHS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	PHS does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5	Licensee shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage, asserted in any claim or incurred in the defense of any claim arising in connection with or arising out of:

(a)	the use by or on behalf of Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

(b)	the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by Licensee, or other products or processes developed by Licensee in connection with or arising out of the Licensed Patent Rights.

12.6	Notwithstanding the foregoing, the indemnity obligations of Licensee shall not apply with respect to the gross negligence or willful misconduct of PHS or its agents or employees.

12.7	Licensee agrees to maintain a liability insurance program consistent with sound business practice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1	This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.15 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13. [***].

13.2	In the event that Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within [***] after the date of notice in writing of the default, PHS may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3	In the event that Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, Licensee shall immediately notify PHS in writing.

13.4	Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving PHS [***] written notice to that effect.

13.5	PHS shall specifically have the right to terminate, at its option, this Agreement or modify the Agreement, if PHS determines that the Licensee:

(a)	[***];

(b)	[***];

(c)	has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement;

(e)	is not keeping Licensed Products or Licensed Processes reasonably available to the public after commercial use commences;

(f)	cannot reasonably satisfy unmet health and safety needs; or

(g)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

13.6	In making the determination referenced in Paragraph 13.5, PHS shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5 or 13.8, PHS shall give written notice to Licensee providing Licensee specific notice of, and a [***] opportunity to respond to, PHS’ concerns as to the items referenced in 13.5(a)-13.5(g) or 13.8 and any modifications to the scope of this Agreement intended to take effect at the end of such [***] period. If Licensee fails to alleviate PHS’ concerns as to the items referenced in 13.5(a)-13.5(g) or 13.8 or fails to initiate corrective action to PHS’ satisfaction, PHS may terminate this Agreement or, unless Licensee has terminated this Agreement itself during such [***] period, PHS may modify the scope of this Agreement as set forth in the applicable notice provided under this paragraph, provided that, in the event of an occurrence of the type described in 13.5(f), PHS shall allow Licensee the opportunity described in Paragraph 13.7 in lieu of PHS exercising any termination rights under this Article 13.

13.7	When the public health and safety so require, and after written notice to Licensee providing Licensee a [***] opportunity to respond, PHS shall have the right to require Licensee to grant sublicenses to responsible applicants, on reasonable terms, in the Licensed Field of Use in which such public health or safety issue has arisen, under the Licensed Patent Rights, unless Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Licensed Patent Rights. PHS shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with Licensee.

13.8	PHS reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify the scope of this Agreement if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by Licensee.

13.9	Within [***] of receipt of written notice of PHS’ unilateral decision to modify or terminate this Agreement to the extent permitted under this Article 13, Licensee may, consistent with the provisions of 37 CFR §404.11, appeal the decision by written submission to the designated PHS official. The decision of the designated PHS official shall be the final agency decision. Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.10	Within [***] of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by Licensee. Any royalty payments, including those incurred but not yet paid (such as any minimum annual royalty due but not yet paid), and those related to patent expense, due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.3.

14.	GENERAL PROVISIONS

14.1	Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of the Government to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by the Government or excuse a similar subsequent failure to perform any of these terms or conditions by Licensee.

14.2	This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, Licensed Products and Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

14.3	The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4	If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by authorized representatives of both parties. Written amendment(s) to this Agreement may subject the Licensee to an additional amendment royalty to be negotiated by the Parties in good faith. Notwithstanding the above mentioned, Licensee may request to replace a Licensed Field of Use from Appendix B, with another field of use by requesting an amendment to the Agreement. PHS shall not withhold approval of this amendment or subject it to any other amendment of the Agreement provided that :

(a)	Licensee shall pay to PHS an amendment royalty, which shall not exceed [***] dollars ($[***]); and

(b)	PHS has not licensed the field of use requested by Licensee to a third party, at the date of the request.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6	All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

14.7	This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) except to Licensee’s Affiliate(s), without the prior written consent of PHS, which such consent shall not be unreasonably withheld, conditioned or delayed. PHS consent or non-consent will be communicated to the Licensee within fifteen (15) business days. The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable. In the event that PHS approves a proposed assignment, Licensee shall pay PHS, as an additional royalty, [***] percent ([***]%) of the fair market value of any consideration received for any assignment of this Agreement which amount, in the case where an assignment of this Agreement accompanies the sale or assignment of other assets and agreements of Licensee, shall be determined by Licensee in good faith. The foregoing amount shall be paid within [***] of the assignment.

14.8

Licensee agrees in its use of any Licensed Product(s) and/or Licensed Process(es) to comply with all applicable statutes, regulations, and guidelines, including PHS and HHS regulations and guidelines. Licensee agrees not to use any Licensed Product(s) and/or Licensed Process(es) for

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. Licensee agrees not to use any Licensed Product(s) and/or Licensed Process(es) for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than [***] prior to commencement of the research or trials.

14.9	Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by Licensee that it shall not export these items to certain foreign countries without prior approval of this agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

14.10	Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status. All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked as legally required in a manner to preserve PHS patent rights in those countries.

14.11	By entering into this Agreement, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by Licensee whether directly or indirectly related to this Agreement. Licensee shall not state or imply that this Agreement is an endorsement by the Government, PHS, any other Government organizational unit, or any Government employee. Additionally, Licensee shall not use the names of NIH, FDA, PHS, or HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of PHS.

14.12	The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. Licensee agrees first to appeal any unsettled claims or controversies to the designated PHS official, or designee, whose decision shall be considered the final agency decision. Thereafter, Licensee may exercise any administrative or judicial remedies that may be available.

14.13	Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14	Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons shall be carried out by Licensee at its expense, and appropriately verified proof of recordation shall be promptly furnished to PHS.

14.15	Paragraphs 4.3, 4.4 (but solely with respect to the confidentiality obligations), 8.1, 8.3, 9.5-9.7 (but solely with respect to the final royalty report), 12.1-12.5, 13.9, 13.10, 14.12 and 14.15 of this Agreement shall survive termination of this Agreement.

14.16

The terms and conditions of this Agreement shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

PHS PATENT LICENSE AGREEMENT — EXCLUSIVE

SIGNATURE PAGE

For PHS:

/s/ Richard U. Rodriguez	6-19-12
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by: ERYTECH Pharma.

/s/ Pierre-Olivier Goineau	8-14-2012
Signature of Authorized Official	Date

Pierre-Olivier Goineau
Chief Executive Officer

Official and Mailing Address for Agreement notices and for Financial notices (Licensee’s contact person for royalty payments):

Pierre-Oliver Goineau
Chief Executive Officer

Bâtiment Adénine,
60 Avenue Rockefeller
69008 Lyon, France

Email Address: [***]
Phone: [***]
Fax: [***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A — PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

I.	U.S. Patent No. [***] entitled “[***]” and issued on [***] (HHS Ref No. [***])

II.	U.S. Patent Application No. [***] entitled “[***]” and filed on [***] (HHS Ref. No. [***])

III.	PCT Application No. [***] entitled “[***]” and filed on [***] (HHS Ref. No. [***])

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX B — LICENSED FIELDS OF USE AND TERRITORY

I.	Licensed Fields of Use:

(a)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(b)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(c)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(d)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(e)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(f)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(g)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

(h)	The use of the Licensed Patent Rights limited to an FDA-approved companion diagnostic test predictive of L-asparaginase therapeutic effect in the treatment of [***].

[***].

II.	Licensed Territory:

(a)	United States

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX C — ROYALTIES

Royalties:

I.	Licensee agrees to pay to PHS a [***] license issue royalty in the amount of thirty thousand dollars ($30,000.00) within sixty (60) days from the effective date of this Agreement.

II	Licensee agrees to pay to PHS a [***] royalty in the amount of [***] dollars ($[***]) due and payable on [***], and may be [***]:

III.	(a) Licensee agrees to pay PHS [***] royalties of [***] up to [***] dollars ($[***]) by or on behalf of Licensee [***].

(b)	Licensee agrees to pay PHS [***] royalties of [***] of over [***] dollars ($[***]) by or on behalf of Licensee [***].

(i)	In any given calendar year where the [***] exceeds [***] dollars ($[***]), by or on behalf of the Licensee [***], Licensee agrees to pay PHS [***] royalties of [***] percent ([***]%) on [***].

(ii)	In the subsequent calendar year(s), the [***] royalty rate [***] by or on behalf of the Licensee [***] will [***] until such time as the [***].

(c)	If Licensee [***] finds it necessary or desirable to [***] of [***] to [***] or to [***], Licensee may [***]. However, in no event shall [***] be [***].

IV.	Licensee agrees to pay [***] royalties within [***] of achieving each [***]:

(a)	[***] dollars ($[***]) upon [***].

(b)	[***] ($[***]) upon [***].

The aforementioned [***] are payable [***] except that Licensee shall also pay [***] of the aforementioned [***] upon the [***] but solely [***].

V.	Licensee agrees to pay PHS additional sublicensing royalties of any Sublicense Income, as defined below, received specifically for granting each sublicense of the license granted with respect to Licensed Patent Rights within [***]:

(a)	For any such sublicense executed by the Licensee [***], Licensee agrees to pay a [***]; and

(b)	For any sublicense executed by the Licensee after [***], but [***], Licensee agrees to pay a [***]; and

(c)	For any sublicense executed by the Licensee after [***], Licensee agrees to pay [***].

For purposes of the foregoing, “Sublicense Income” shall mean [***] but will not include: (a) [***], (b) [***]; (c) [***]; (d) [***]; (e) [***] and (f) [***].

VI.	The estimated amount of the royalty due under [***] is [***] as of [***]. This is only a good faith estimate and [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX D — BENCHMARKS AND PERFORMANCE

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within [***] days of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved

I.	[***].

II.	[***].

III.	[***].

IV.	[***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX E — COMMERCIAL DEVELOPMENT PLAN

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX F — EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•	OTT license reference number (L-XXX-200X/0)

•	Reporting period

•	Catalog number and units sold of each Licensed Product (domestic and foreign)

•	Gross Sales per catalog number per country

•	Total Gross Sales

•	Itemized deductions from Gross Sales

•	Total Net Sales

•	Earned Royalty Rate and associated calculations

•	Gross Earned Royalty

•	Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made

•	Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	[***]
1	A	UK	32	[***]
1	A	France	25	[***]
2	B	US	0	[***]
3	C	US	57	[***]
4	D	US	12	[***]

Total Gross Sales	[***]
Less Deductions:
Freight	[***]
Returns	[***]
Total Net Sales	[***]

Royalty Rate	[***]
Royalty Due	[***]
Less Creditable Payments	[***]
Net Royalty Due	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

APPENDIX G —ROYALTY PAYMENT OPTIONS

NIH/PHS License Agreements

*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:

Procedure for Transfer of Electronic Funds to NIH for Royalty Payments

[***]

NOTE: Only U.S. banks can wire directly to the Federal Reserve Bank. Foreign banks cannot wire directly to the Federal Reserve Bank, but must go through an intermediary U.S. bank. Foreign banks may send the wire transfer to the U.S. bank of their choice, who, in turn forwards the wire transfer to the Federal Reserve Bank.

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Overnight or courier deliveries should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration

Unit 6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

Phone: 301-496-7057

All checks should be made payable to “NIH Patent Licensing”.

The OTT Reference Number MUST appear on checks, reports and correspondence

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

NATIONAL INSTITUTES OF HEALTH

FIRST AMENDMENT TO L-110-2012/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Erytech Pharma having an effective date of August 14, 2012 and having NIH Reference Number L-110-2012/0 (“Agreement”). This First Amendment, having NIH Reference Number L-110-2012/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Erytech Pharma, having an office at Batiment Adenine, 60 Avenue Rockefeller, 69008 Lyon, France (the “Licensee”). This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, and 2) Attachment 1 (Royalty Payment Information).

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to extend the time to accomplish the clinical benchmarks.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Replace Appendix D of the Agreement with the following:

I.	[***].

II.	[***].

III.	[***].

IV.	[***].

2)	Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [***] US Dollars ($[***]), and payment options may be found in Attachment 1.

3)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1.

4)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

5)	The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

6)	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

FIRST AMENDMENT TO L-110-2012/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Richard U. Rodriguez	2-26-14
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Pierre-Olivier Goineau	3/3/2014
Signature of Authorized Official	Date

Name: P.O. Goineau
Title: COO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

I.	Official and Mailing Address for Agreement notices:

Pierre-Olivier Goineau

CEO

Erytech Pharma

Batiment Adenine

60 Avenue Rockefeller

69008 Lyon

France

Phone: [***]

Email: [***]; contact@ervtech.com

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Sebastien Rouchouse

Financial and Administrative Manager

Erytech Pharma

Batiment Adenine

60 Avenue Rockefeller

69008 Lyon

France

Phone: [***]

Email: [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

ATTACHMENT 1 – ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov. Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

[***]

Drawn on a foreign bank account should be sent directly to the following account. Payment must be sent in U.S. Dollars (USD) using the following instructions:

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.